UNITED ENERGY LIMITED
CONVENIENCE TRANSLATION INTO U.S. DOLLARS
PROFIT AND LOSS ACCOUNT
FOR THE PERIOD FROM 11 MAY 1994 TO 30 JUNE 1995
(UNAUDITED)


                                                11 May 1994 to
                                                 30 June 1995
                                                    $"000
OPERATING PROFIT BEFORE A ABNORMAL ITEMS,
EXTRAORDINARY ITEMS AND INCOME TAX                  63,902

Abnormal items                                     (40,913)
                                                   --------

OPERATING LOSS BEFORE EXTRAORDINARY ITEMS
AND INCOME TAX                                      22,989

Income tax attributable to operating loss          (25,338)
                                                   --------

OPERATING LOSS AFTER INCOME TAX                     (2,349)

Loss on extraordinary items                        (17,901)
                                                   --------

OPERATING LOSS AND EXTRAORDINARY ITEMS
AFTER INCOME TAX                                   (20,250)

DIVIDENDS PAID                                      (8,094)
                                                   --------

ACCUMULATED LOSSES AT THE END OF THE
FINANCIAL PERIOD                                   (28,344)
                                                   ========

See note to Convenience Translation.

UNITED ENERGY LIMITED
CONVENIENCE TRANSLATION INTO U.S. DOLLARS
BALANCE SHEET
AT 30 JUNE 1995
(UNAUDITED)

                                                     1995
                                                    $"000

CURRENT ASSETS
 Cash                                                    20
 Receivables                                         35,660
 Investments                                            541
 Other                                               53,228
 Inventories                                          5,947
                                                   --------
TOTAL CURRENT ASSETS                                 95,396
                                                   --------

NON-CURRENT ASSETS
 Receivables                                            942
 Investments                                             44
 Other                                                  236
 Property, plant and equipment                      677,705
                                                   --------
TOTAL NON-CURRENT ASSETS                            678,927
                                                   --------

TOTAL ASSETS                                        774,323
                                                   --------

CURRENT LIABILITIES
 Creditors and borrowings                           691,018
 Provisions                                          77,701
                                                   --------
TOTAL CURRENT LIABILITIES                           768,719
                                                   --------

NON-CURRENT LIABILITIES
 Provisions                                          33,948
                                                   --------

TOTAL LIABILITIES                                   802,667
                                                   --------

NET LIABILITIES                                    (28,344)
                                                   ========

SHAREHOLDER'S EQUITY
 Share capital                                            -
 Accumulated losses                                (28,344)
                                                   --------
TOTAL SHAREHOLDER'S EQUITY DEFICIENCY              (28,344)
                                                   ========


See note to Convenience Translation.

UNITED ENERGY LIMITED
CONVENIENCE TRANSLATION INTO U.S. DOLLARS
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM 11 MAY 1994 TO 30 JUNE 1995
(UNAUDITED)



                                                   11 May 1994 to
                                                    30 June 1995
                                                       $"000
CASH FLOWS FROM OPERATING ACTIVITIES

 Receipts from customers                               556,456
 Payments to suppliers and employees                  (430,361)
 Interest received                                       2,438
 Interest paid                                         (33,857)
                                                       --------
NET CASH PROVIDED BY OPERATING ACTIVITIES               94,676
                                                       --------

CASH FLOWS FROM INVESTING ACTIVITIES

 Proceeds on sale of investments                         7,005
 Payments for investments                                 (585)
 Proceeds from sale of property, plant and equipment     3,220
 Payments for property, plant and equipment            (27,556)
                                                       --------
NET CASH USED IN INVESTING ACTIVITIES                  (17,916)
                                                       --------

CASH FLOWS FROM FINANCING ACTIVITIES

 Proceeds from borrowings                              365,520
 Repayment of borrowings                              (440,877)
 Dividends paid                                         (8,094)
                                                       --------
NET CASH USED IN FINANCING ACTIVITIES                  (83,451)
                                                       --------
NET DECREASE IN CASH HELD                               (6,691)

CASH AT THE BEGINNING OF THE FINANCIAL YEAR              4,824
                                                       --------
CASH AT THE END OF THE FINANCIAL YEAR                   (1,867)
                                                       ========

See note to Convenience Translation.

UNITED ENERGY LIMITED
CONVENIENCE TRANSLATION INTO U.S. DOLLARS
CONDENSED BALANCE SHEET
AS OF SEPTEMBER 30, 1995
(UNAUDITED)


ASSETS

Current Assets                                     101.3

Non-Current Assets:
Property, plant and equipment, net                 794.7
License fee                                        467.0
Other                                                6.8
                                                 -------
                                                 1,268.5

TOTAL ASSETS                                     1,369.8
                                                 =======

LIABILITIES

Current Liabilities                                133.9

Non-Current Liabilities:
Bank Borrowings                                    673.2
Loan from Power Partnership Ltd                    513.6
Other                                               33.9
                                                 -------
                                                 1,220.7

SHAREHOLDERS' EQUITY                                15.2

TOTAL LIABILITIES & EQUITY                       1,369.8
                                                 =======

See note to Convenience Translation.

UNITED ENERGY LIMITED
CONVENIENCE TRANSLATION INTO U.S. DOLLARS
CONDENSED INCOME STATEMENT
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1995
(UNAUDITED)

Revenue                                             150.0

Cost of Sales                                        94.3

Operating Expenses                                   27.6
Tariff H & Cogen amortization                        (2.2)
Other Income                                         (3.7)
Interest Expense                                     14.9
                                                   -------
                                                     36.6

Income before taxes                                  18.9

Income taxes                                          2.5
                                                   -------

NET INCOME                                           16.4
                                                   =======

See note to Convenience Translation.

UNITED ENERGY LIMITED
CONVENIENCE TRANSLATION INTO U.S. DOLLARS
CONDENSED CONSOLIDATED STATEMENT OF CASHFLOWS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1995
(UNAUDITED)



CASHFLOWS FROM OPERATING ACTIVITIES:
Net Income                                               16.4
Non-Cash adjustments:
Depreciation                                              8.1
Changes in Assets and Liabilities:
Current Assets                                           (5.9)
Current Liabilities                                     (56.0)
Changes in other assets and liabilities, net
                                                       -------
CASH USED IN OPERATING ACTIVITIES                       (37.4)

CASHFLOWS FROM INVESTING ACTIVITIES:
Additions to property, plant & equipment                 (8.1)
Tax on repurchase of property, plant
and equipment                                           (24.6)
Other                                                     3.1
                                                      -------
CASH USED FOR INVESTING ACTIVITIES                      (29.6)

CASHFLOWS FROM FINANCING ACTIVITIES:
Redemption of Shares                                   (467.0)
Dividends                                               (71.4)
Retirement of long term debt                           (594.6)
Issuance of long-term                                   673.2
Loss of re-financing                                    (12.8)
Deferred financing changes                               (5.6)
Issuance of related party debt                          513.6
                                                       -------

CASH PROVIDED FROM FINANCING ACTIVITIES                   35.4
CHANGE IN CASH AND CASH EQUIVALENTS                      (31.6)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD          (1.9)
                                                        -------
CASH AND CASH EQUIVALENTS AT END OF PERIOD               (33.5)
                                                        =======

See note to Convenience Translation.

                          United Energy Limited
                     Note to Convenience Translation
                               Unaudited



The profit and loss Account and Statement of Cash Flows for the period from May 11, 1994 to June 30, 1995 and month ended September 30, 1995 and balance sheet as of June 30, 1995 and September 30, 1995 have been translated from Australian dollars to U.S. dollars using the March 22, 1996 exchange rate of one Australian dollar to $.7783 U.S. dollar. A more current exchange rate was used to translate these statements due an increase in the value of the Australian dollar relative to the U.S. dollar.